Sale of interest in subsidiary	12 Months Ended
Dec. 31, 2022
Interests In Other Entities [Abstract]
Sale of interest in subsidiary	Sale of interest in subsidiary:In 2022, the Company completed the sale of a 40% equity interest in Waterfront Shipping Limited ("WFS") for cash proceeds of approximately $149 million. The sale reduces the Company's interest in WFS to 60% while retaining control of the consolidated WFS group of companies. The sale has been accounted for as a transaction between equity holders as Methanex controls WFS before and after the transaction and the $126 million gain on sale has been reflected as an increase in shareholders' equity.